Alger Capital Appreciation Focus Fund | Alger Capital Appreciation Focus Fund Class C
Alger Capital Appreciation Focus Fund
THE ALGER FUNDS Alger Capital Appreciation Focus Fund Supplement dated September 25, 2013 to the Prospectus dated March 1, 2013, As Revised May 31, 2013
The following paragraph replaces the third paragraph under the heading "Principal Investment Strategy" on page 161 of the Prospectus, and the second paragraph under the heading "Alger Capital Appreciation Focus Fund" on page 167 of the Prospectus:

"The Fund intends to invest a substantial portion of its assets in a small number of issuers, and may therefore concentrate its holdings in fewer business sectors or industries. Generally the Fund will hold less than 50 securities. The number of securities held by the Fund may occasionally exceed this range, including, but not limited to, when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to unusual market conditions."